Revenue - Additional Information (Detail) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020
Deferred Revenue, Revenue Recognized	$ 15.6	$ 8.2
Contract with Customer, Asset, Allowance for Credit Loss	0.0	0.0
Contract with Customer, Liability	46.1	44.6
Capitalized Contract Cost, Net	29.3	40.6
Capitalized Contract Cost, Amortization	26.5	35.1
Revenue, Remaining Performance Obligation, Amount	$ 818.0	$ 869.3
Revenue Remaining Performance Obligation Percentage Due Year One	45.00%	49.00%
Revenue Remaining Performance Obligation Percentage Due Year Two	27.00%	27.00%
Revenue Remaining Performance Obligation Percentage Due Year Thereafter	28.00%	24.00%
Cost of Sales [Member]
Capitalized Contract Cost, Amortization	$ 15.2	$ 24.1
Selling, General and Administrative Expenses [Member]
Capitalized Contract Cost, Amortization	11.3	11.0
Prepaid Expenses and Other Current Assets [Member]
Capitalized Contract Cost, Net	17.2	23.8
Other Assets [Member]
Capitalized Contract Cost, Net	$ 12.1	$ 16.8